Exhibit 10.05

Execution Version

AMENDMENT TO

AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK

This AMENDMENT TO AMENDED AND RESTATED WARRANT TO PURCHASE COMMON STOCK (this “Amendment”) is entered into as of December 23, 2024, by and among ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation with offices located at 205 S. Hoover Blvd., Suite 210, Tampa, Florida 33609 (the “Company”), DP SPV I LLC, a Delaware limited liability company (“DP SPV I LLC”), and each Person whose name appears on the signature page to this Amendment (each a “Holder” and, collectively, the “Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the NWPA or the Note, each as referred to and defined below.

RECITALS

WHEREAS, the Company, the Collateral Agent and the Buyer entered into that certain Note and Warrant Purchase Agreement, dated as of March 6, 2023 (as amended, modified, extended, restated, replaced, joined or supplemented from time to time, the “NWPA”), governing the terms of the Note (the “Initial Note”) and the Warrant (the “Initial Warrant”) issued by the Company to the Buyer upon the terms and subject to the conditions set forth therein; and

WHEREAS, the Buyer thereafter assigned all of the Initial Note and the Initial Warrant to the Holders in a series of assignments (the portion of the Initial Note as assigned to each Holder, the “Holder Note” and together, collectively, the “Notes”; the portion of the Initial Warrant as assigned to each Holder, the “Holder Warrant” and together, collectively, the “Holder Warrants”; and

WHEREAS, the Company and the Holders amended and restated the Holder’s Warrants amended and restated warrants between the Company and each of the Holders (collectively, the “Warrants”) dated as of January 30, 2024; and

WHEREAS, the Company has requested that the Collateral Agent and the Holders agree to amend certain provisions of the Notes to extend the maturity date thereof, as set forth herein; and

WHEREAS, the Collateral Agent and the Holder have agreed to amend the Notes subject to certain conditions, including the amendment of the Warrants as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	AMENDMENTS.

Subject to the condition set forth in Section 3 of this Amendment, the Warrants are hereby amended as follows:

(i)	the definition of “Exercise Price” in Section 1(d) of the Warrants is hereby amended by deleting “$3.78” and inserting “$1.10” in lieu thereof.

(ii)	Section 3.3 is amended by deleting the section in its entirety and inserting the following in lieu thereof:

Registration and Listing of Warrant. The Warrant Shares and other Registrable Securities (each as defined in the Registration Rights Agreement) shall be registered for resale by any Holder of any Registrable Securities issued pursuant to this Warrant under the 1933 Act as set forth in the Registration Rights Agreement.

2.	REFERENCE TO AND EFFECT UPON THE TRANSACTION DOCUMENTS.

Except as expressly modified hereby, all terms, conditions and covenants contained in the Transaction Documents, including the Notes, and all rights of the holders of the Notes, including the Holder, and the Collateral Agent thereunder, shall remain in full force and effect. The Company hereby confirms that the Transaction Documents are in full force and effect and that the Company does not have any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the obligations under the Transaction Documents.

3.	CONDITION TO EFFECTIVENESS.

The amendment in Section 1 is conditioned upon the contemporaneous effectiveness of an Amended and Restated Promissory Note between the Company and each of the Holders dated as of the date hereof.

4.	GOVERNING LAW.

The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment.

5.	SEVERABILITY.

The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.

6.	COUNTERPARTS.

This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.	ENTIRE AGREEMENT.

This Amendment and the Transaction Documents set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto.

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[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ODYSSEY MARINE EXPLORATION, INC., as the Company

By:
Name:	John D. Longley, Jr.
Title:	President and Chief Operating Officer

Acknowledged by:
DP SPV I LLC, as Collateral Agent

By:	Drumcliffe LLC,
a Delaware limited liability company
Its:	Sole Member

By:
Name:	James C. Little
Title:	Principal

HOLDER:

GREYWOLF OPPORTUNITIES MASTER FUND II LP, as a Holder
By: Greywolf Capital Management, its investment manager

By:
Name:	Christopher Samios
Title:	Authorized Signatory

HOLDER:

CEOF HOLDINGS LP, as a Holder
By: Corbin Capital Partners, L.P., its investment manager

By:
Name:	Daniel Friedman
Title:	General Counsel

HOLDER:

VLTCM Ltd., as a Holder

By:
Name:	Andrea Fessler
Title:	Authorized Signatory

HOLDER:

FW DEEP VALUE OPPORTUNITIES FUND I, LLC, as a Holder
By: FourWorld Capital Management LLC, its Investment Manager

By:
Name:	John Addis
Title:	Managing Member

HOLDER:

TWO SEAS GLOBAL (MASTER) FUND LP, as a Holder

By:
Name:	Lawrence V. Palermo
Title:	Chief Financial Officer

HOLDER:

LORD BALTIMORE ASSOCIATE INVESTMENTS, LLC, as a Holder

By:
Name:	Tara Hancock
Title:

HOLDER:

LORD BALTIMORE EQUITY PARTNERS VIII, LLC, as a Holder

By:
Name:	Tara Hancock
Title:

HOLDER:

Mark Purdy, as a Holder

HOLDER:

Ken Fried, as a Holder

[Signature page to Amendment to Amended and Restated Warrants to Purchase Common Stock]